EXHIBIT 99.3

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



                           MARKLAND TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

     1. ISSUANCE. In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by MARKLAND TECHNOLOGIES, INC., a Florida corporation (the "COMPANY"), James LLC, a limited liability company formed pursuant to the laws of the Cayman Islands, or registered assigns (the "HOLDER") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on January 30, 2009 (the "EXPIRATION DATE"), One Million Eighty Eight Thousand One Hundred Sixty (1,088,160) fully paid and nonassessable shares of the Company's Common Stock, $0.0001 par value per share (the "COMMON STOCK"), at an initial exercise price per share (the "EXERCISE PRICE") of $0.60 per share, subject to further adjustment as set forth herein. This Warrant is being issued pursuant to the terms of those certain Lock-Up Agreements, dated as of September 21, 2004 and January 5, 2005 (the "AGREEMENTS"), to which the Company and Holder (or Holder's predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreements. This Warrant was originally issued to the Holder or the Holder's predecessor in interest on January 5, 2005 (the "ISSUE DATE").

     2. EXERCISE OF WARRANTS.

          2.1 GENERAL.

               (a) This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Commencement Date (as defined below). Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 9 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant Certificate) as provided in this paragraph. The date such Notice of Exercise is faxed to the Company shall be the "EXERCISE DATE," provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise.

               (b) The Exercise Price per share of Common Stock for the shares then being exercised shall be payable to the Company in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by the Company at the request of the Holder.

               (c) Upon the appropriate payment of the Exercise Price for the shares of Common Stock purchased, together with the surrender of this Warrant Certificate (if required), the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

               (d) The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

               (e) After one (1) year from the date this Warrant is issued, the Holder may surrender this Warrant to the Company together with a notice of net exercise, in which event the Company shall issue to the Holder a number of Common Shares (the "ISSUED SHARES") equal to the total number of Common Shares issuable hereunder LESS the number of Common Shares having an aggregate market value (defined as the average closing sale price of the Common Stock for the five (5) trading days immediately prior to the Exercise Date as reported by Bloomberg Information Systems, Inc. or any successor to its function of reporting stock prices) equal to the aggregate exercise price of the Issued Shares. The Holder may not exercise this Warrant pursuant to the terms of this
Section 2.1(e) if at any time there is a registration statement covering the resale of the Common Stock issuable hereunder with a current prospectus available.

          2.2 LIMITATION ON EXERCISE. Notwithstanding the provisions of this Warrant, the Agreement or of the other Transaction Agreements, in no event (except (i) as specifically provided in this Warrant as an exception to this provision, (ii) during the forty-five (45) day period prior to the Expiration Date, or (iii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such exercise the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or other rights to purchase Common Stock or through the ownership of the unconverted portion of convertible securities), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

          2.3 COMMENCEMENT DATE. The term "COMMENCEMENT DATE" is the equivalent of the Issue Date.

     3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant one hundred ten percent (110%) of the Warrant Shares.

     4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. PROTECTION AGAINST DILUTION AND OTHER ADJUSTMENTS.

          6.1 ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of shares of Common Stock as will cause (i) (x) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant following such adjustment, multiplied by (y) the adjusted Exercise Price per share, to equal the result of (ii) (x) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment, multiplied by (y) the total Exercise Price before adjustment.(1)

          6.2 CAPITAL ADJUSTMENTS. In case of any stock split or reverse stock split, stock dividend, or reclassification of the Common Stock, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights. By way of illustration, and not in limitation, of the foregoing,
(i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues shares after the record date of such split, the Exercise Price shall be deemed to be one-half of what it had been immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any exercise for which the Company issues shares after the record date of such reverse split, the Exercise Price shall be deemed to be ten times what it had been calculated to be immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any exercise for which the Company issues shares after the record date of such dividend, the Exercise Price shall be deemed to be such amount multiplied by a fraction, of which the numerator is the number of shares (10 in the example) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11 in the example).

---------------
(1) Example: Assume 10,000 shares remain under Warrant at original stated Exercise Price of $1.00. Total exercise price (clause (y) in text) is (i) 10,000 x (ii) $1.00, or $10,000. Company effects 2:1 stock split. Exercise Price is adjusted to $0.50. Number of shares covered by Warrant is adjusted to 20,000, because (applying clause (x) in text) (i) 20,000 x (ii) $0.50 = $10,000.

          6.3 ADJUSTMENT FOR MERGERS AND SALES. If the Company enters into a merger (other than where the Company is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Company to another person (collectively, a "SALE"), the Company will require, in the agreements reflecting such transaction, that the surviving entity expressly assume the obligations of the Company hereunder. Notwithstanding the foregoing, if the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee will agree that this Warrant may thereafter be exercised on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Warrant might have been exercised immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any such proposed Sale, (i) the Holder hereof shall have the right to exercise this Warrant by delivering a Notice of Exercise to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, except that Section 2.2 shall not apply to such conversion.

          6.4 ADJUSTMENT FOR SPIN OFF. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a material part of its business or operations or disposes all or of a part of its assets in a transaction (the "SPIN OFF") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "SPIN OFF SECURITIES") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "RECORD DATE") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "RESERVED SPIN OFF SHARES"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares, multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants.

     7. TRANSFER TO COMPLY WITH THE SECURITIES ACT.

          7.1 TRANSFER. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "ACT") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     8. PIGGY-BACK REGISTRATION RIGHTS. Unless the Warrant Shares are then included in a Registration Statement or can be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, if the Company shall determine to register any Common Stock under the Securities Act for sale in connection with a public offering of Common Stock (other than pursuant to an employee benefit plan or a merger, acquisition or similar transaction, or in connection with the Equity Line), the Company will give written notice thereof to Holder and will include in such Registration Statement any of the Warrant Shares which Holder may request be included ("INCLUDED SHARES") by a writing delivered to the Company within 15 days after the notice given by the Company to Holder; PROVIDED, HOWEVER, that if the offering is to be firmly underwritten, and the representative of the underwriters of the offering refuse in writing to include in the offering all of the shares of Common Stock requested by the Company and others, the shares to be included shall be allocated first to the Company and any shareholder who initiated such Registration and then among the others based on the respective number of shares of Common Stock held by such persons. If the Company decides not to, and does not, file a Registration Statement with respect to such Registration, or after filing determines to withdraw the same before the effective date thereof, the Company will promptly so inform Holder, and the Company will not be obligated to complete the registration of the Included Shares included therein.

     9. NOTICES. Any notice required or permitted hereunder shall be given in manner provided in the Section headed "NOTICES" in the Agreement, the terms of which are incorporated herein by reference.

     10. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

     11. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

     12. JURY TRIAL WAIVER. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

     13. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                   [Balance of page intentionally left blank]

         DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 5th day of January, 2005.


                                        MARKLAND TECHNOLOGIES, INC.


                                        By: /s/ Robert Tarini
                                            ------------------------------------

                                        Robert Tarini
                                        ----------------------------------------
                                        (Print Name)

                                        Chief Executive Officer
                                        ----------------------------------------
                                        (Title)

                      NOTICE OF EXERCISE OF WARRANT CS - 95

TO: MARKLAND TECHNOLOGIES, INC.                          VIA FAX: (203) 286-1608
    #207                                                          Attn: CFO
    54 Danbury Road
    Ridgefield, CT 06877

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ________________, 20___ , to purchase ___________ shares of the Common Stock, $0.0001 par value, of MARKLAND TECHNOLOGIES, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         CASH:   $_______________ = (Exercise Price x Exercise Shares)

         Payment is being made by:

              [ ] enclosed check

              [ ] wire transfer

              [ ] other ____________________________

         It is the intention of the Holder to comply with the provisions of
Section 2.2 of the Warrant regarding certain limits on the Holder's right to exercise thereunder. Based on the analysis on Part II of the attached Worksheet Schedule, the Holder believe this exercise complies with the provisions of said
Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would have more shares than permitted under said Section, this notice should be amended and revised, ab initio, to refer to the exercise which would result in the issuance of shares consistent with such provision. Any exercise above such amount is hereby deemed void and revoked.

         As contemplated by the Warrant, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

         If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) business days after delivery or facsimile transmission of this Notice of Exercise.

     The certificates representing the Warrant Shares should be transmitted by the Company to the Holder

            [ ] via express courier, or

            [ ] by electronic transfer

after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

                         ________________________________
                         ________________________________
                         ________________________________






Dated: _______________________________



______________________________________
[Name of Holder]


By:
    __________________________________

                          NOTICE OF EXERCISE OF WARRANT
                               WORKSHEET SCHEDULE

                                     Part I
                          Status of Outstanding Warrant
                          -----------------------------

1.1 Original number of shares subject to exercise of this Warrant(1) ___________

1.2 Warrant Shares being exercised currently                         ___________

1.3 Warrant Shares previously exercised(1)                           ___________

1.4 Total Warrant Shares exercised [sum of Lines 1.2 and 1.3]        ___________

1.5 Warrant Shares remaining after current exercise
     [Line 1.1 less Line 1.4]                                        ___________



                             [Continue on next page]


-------------
(1) Adjusted for any adjustments contemplated by this Warrant.



                                 Worksheet - 1

                                     Part II
                              Section 2.2 Analysis
                              --------------------

2.1. Current Common Stock holdings of Holder and Affiliates          ___________

2.2. Warrant Shares to be issued on current exercise                 ___________

2.3. Other shares to be issued on other current exercise(s) and
     other current conversion(s)(2)                                  ___________

2.4. Other shares eligible to be acquired within next 60 days
     without restriction                                             ___________

2.5. Total [sum of Lines 2.1 through 2.4]                            ___________

2.6. Outstanding shares of Common Stock(3)                           ___________

2.7. Adjustments to Outstanding                                      ___________

     a. Shares known to Holder as previously issued to Holder or
        others but not included                                      ___________

     b. Shares to be issued per Line(s) 2.2 and 2.3                  ___________

     c. Total Adjustments [Lines 2.7a and 2.7b]                      ___________

2.8. Total Adjusted Outstanding [Lines 2.6 plus 2.7c]                ___________

2.9. Holder's Percentage [Line 2.5 divided by Line 2.8]              __________%

[Note:   Line 2.9 not to be above 4.99%]


--------

(2) Includes shares issuable on conversion of convertible securities (including assumed payment of interest or dividends) or exercise of other rights, including other warrants or options.

(3) Based on latest SEC filings by Company or information provided by executive officer of Company, counsel to Company or transfer agent.



                                 Worksheet - 2